VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA MUTUAL FUNDS

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

Supplement dated January 26, 2015

to the current Class I shares’ Prospectuses and Summary Prospectuses

(each a “Prospectus” and collectively the “Prospectuses”)

for the above named Company/Trusts

and their respective Funds that offer Class I shares

(each a “Fund” and collectively the “Funds”)

Effective immediately, the Prospectuses for the Funds are revised to eliminate the Class I shares’ minimum initial investment requirement for certain retirement plan investors:

For All Funds except Voya Senior Income Fund

1.	The following statement is included in the paragraph following the “Minimum Initial Investment” table in the section of the Funds’ Prospectuses and Summary Prospectuses entitled “Purchase and Sale of Fund Shares:”

For Class I shares, there is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.

For All Funds

2.	The following footnote reference is added to the line item regarding “Minimum Initial Purchase” with respect to the Class I shares section of the table in the subsection entitled “Classes of Shares – Choosing a Share Class” of the Funds’ Prospectuses:

†	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.

3.	The following footnote reference is added to each Class I shares reference in the table of the section entitled “How to Buy Shares” of the Funds’ Prospectuses:

††	There is no minimum initial investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE